UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2017

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware	1-13883	77-0448994
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1720 North First Street San Jose, California	95112
(Address of principal executive offices)	(Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

California Water Service Group (the “Company”) held its Annual Meeting of Stockholders on May 24, 2017 (the “Annual Meeting”).  Stockholders acted on items of business at the Annual Meeting. The voting results are as follows:

1.              The following nominees for Director were elected to serve until the 2018 Annual Meeting of Stockholders based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Gregory E. Aliff	34,836,989	339,078	180,646	7,950,814
Terry P. Bayer	34,824,086	374,275	158,352	7,950,814
Edwin A. Guiles	34,798,981	380,232	177,500	7,950,814
Martin A. Kropelnicki	34,783,584	406,126	167,003	7,950,814
Thomas M. Krummel, M.D.	34,755,424	422,996	178,293	7,950,814
Richard P. Magnuson	34,363,174	829,069	164,470	7,950,814
Peter C. Nelson	34,439,586	733,924	183,203	7,950,814
Lester A. Snow	34,811,917	377,774	167,022	7,950,814
George A. Vera	34,446,570	741,601	168,542	7,950,814

2.              The proposal for an advisory vote on the compensation paid to the Company’s named executive officers was approved as    follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,998,219	2,048,579	309,915	7,950,814

3.               The proposal for an advisory vote on the preferred frequency of future advisory votes on the compensation paid to the Company’s named executive officers was voted on as follows:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
26,512,276	327,707	8,306,246	210,484	7,950,814

In light of these voting results, the Company plans to hold future advisory votes on the compensation paid to the Company’s named executive officers annually until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its stockholders.

4.              The appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for 2017 was ratified as follows:

Votes For	Votes Against	Abstentions
42,562,876	544,820	199,831

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: May 25, 2017	By:	/s/ Thomas F. Smegal
	Name:	Thomas F. Smegal
	Title:	Vice President, Chief Financial Officer & Treasurer